Annual Fund Operating Expenses - Class I Shares - Alger Global Focus Fund - I - Class I	Mar. 01, 2021
Operating Expenses:
Advisory Fees	0.80%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.13%
Total Annual Fund Operating Expenses	2.18%
Fee Waiver and/or Expense Reimbursement	0.93%	[1]
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%

[1]	Fred Alger Management, LLC (the “Manager”) has contractually agreed to waive fees or to reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses) through February 28, 2023 to the extent necessary to limit the total annual fund operating expenses of the Class I Shares of the Fund to 1.25% of the class’s average daily net assets. This expense reimbursement may only be amended or terminated prior to its expiration date by agreement between the Manager and the Fund’s Board of Trustees, and will terminate automatically in the event of termination of the Investment Advisory Agreement. The Manager may, during the term of the contract, recoup any fees waived or expenses reimbursed pursuant to the contract to the extent that such recoupment would not cause the expense ratio to exceed the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment by the Manager, after repayment of the recoupment is taken into account.